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                        CENTENNIAL HEALTHCARE CORPORATION


COMMON STOCK                                                     COMMON STOCK


                INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

                                                            CUSIP 150937 10 0


This Certifies that

                                                              SEE REVERSE FOR
                                                          CERTAIN DEFINITIONS

is the owner of

                      FULLY PAID AND NON-ASSESSABLE SHARES OF
                       THE COMMON STOCK, $.01 PAR VALUE, OF
                         CENTENNIAL HEALTHCARE CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

    Dated:


COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

SECRETARY                              PRESIDENT AND
                                       CHIEF EXECUTIVE OFFICER

[CORPORATE SEAL]

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                           CENTENNIAL HEALTHCARE CORPORATION

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM   --    as tenants in common
    TEN ENT   --    as tenants by the entireties
    JT TEN    --    as joint tenants with right of
                    survivorship and not as tenants
                    in common


    UNIF GIFT MIN ACT  --  ............... Custodian ...............
                                 (Cust)                    (Minor)
                           under Uniform Gifts to Minors
                           Act......................................
                                            (State)

   Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED,                hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE






-----------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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-----------------------------------------------------------------------shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated --------------------------------


---------------------------------------------------------------------NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


----------------------------------------------------------------SIGNATURE(S)
GUARANTEED: THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.